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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30503) of DISC, Inc. of our report dated March 26, 2002 relating to the financial statements, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Jose, CA
April 15, 2002